Asset Impairment Charges and Reversals (Notes)	12 Months Ended
Dec. 31, 2019
Disclosure of impairment of assets [Abstract]
Asset Impairment Charges and Reversals	Asset Impairment Charges and Reversals
As part of the Corporation’s monitoring controls, long-range forecasts are prepared for each CGU. The long-range forecast estimates are used to assess the significance of potential indicators of impairment and provide criteria to evaluate adverse changes in operations. The Corporation also considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. When indicators of impairment are present, the Corporation estimates a recoverable amount for each CGU by calculating an approximate fair value less costs of disposal using discounted cash flow projections based on the Corporation’s long-range forecasts. The valuations used are subject to measurement uncertainty based on assumptions and inputs to the Corporation’s long-range forecast, including changes to fuel costs, operating costs, capital expenditures, external power prices and useful lives of the assets extending to the last planned asset retirement in 2073.

A. 2019
Centralia Plant
In 2012, the Corporation recorded an impairment of $347 million relating to the Centralia Plant CGU. As part of the annual impairment test, the Corporation considers possible indicators of impairment at the Centralia Plant CGU. In 2019, an internal valuation indicated the fair value less costs of disposal of the Centralia Plant CGU exceeded the carrying value, resulting in a full recoverability test in 2019. The updated fair value included sustained changes in the power price market and cost of coal due to contract renegotiations. As a result of the recoverability test, an impairment reversal of $151 million was recorded in the US Coal segment.
The valuations are categorized as Level III fair value measurements and subject to measurement uncertainty based on the key assumptions outlined below, and on inputs to the Corporation’s long-range forecast, including changes to fuel costs, operating costs, capital expenses and the level of contractedness under the Memorandum of Agreement for coal transition established with the State of Washington. The valuation period includes cash flows until the decommissioning of the plant in 2025.

The Corporation utilized the Corporation's long-range forecast and the following key assumptions in 2019 compared with 2016 assumptions, which was the most recent detailed valuation:

	2019	2016
Mid-Columbia annual average power prices	US$30 to US$42 per MWh	US$22 to US$46 per MWh
On-highway diesel fuel on coal shipments	US$2.35 to US$2.40 per gallon	US$1.69 to US$2.09 per gallon
Discount rates	5.2 to 6.4 per cent	5.4 to 5.7 per cent

During 2019, the Corporation adjusted the Centralia mine decommissioning and restoration provision as management no longer believes that the fine coal recovery and reclamation work will occur as originally proposed. The Corporation's current best estimate of the decommissioning and restoration provision increased by $141 million. Since the Centralia mine is no longer operating and reached the end of its useful life in 2006, this adjustment results in the immediate recognition of the full $141 million, through asset impairment charges in net earnings.

Refer to Note 3(A)(IV) and 22 for further details on the Centralia mine decommissioning and restoration provision.

Assets Held for Sale
In the fourth quarter of 2019, the Corporation identified several trucks and associated inventory to be sold within the Canadian Coal segment and accordingly wrote the assets down to net realizable value, resulting in an impairment charge of $15 million.

B. 2018

Sundance Unit 2
In the third quarter of 2018, the Corporation recognized an impairment charge on Sundance Unit 2 in the amount of $38 million, due to the Corporation’s decision to retire Sundance Unit 2. Previously, the Corporation had expected Sundance Unit 2 to remain mothballed for a period of up to two years and therefore remain within the Alberta Merchant CGU. The impairment assessment was based on value in use and included the estimated future cash flows expected to be derived from the unit until its retirement on July 31, 2018. Discounting did not have a material impact.
Lakeswind and Kent Breeze
On May 31, 2018, TransAlta Renewables acquired an economic interest in Lakeswind through the subscription of tracking preferred shares of a subsidiary of the Corporation and also purchased Kent Breeze (see Note 4(N)). In connection with these acquisitions, the assets were fair valued using discount rates that average approximately seven per cent. Accordingly, the Corporation has recorded an impairment charge of $12 million using the valuation in the agreement as the indicator of fair value less cost of disposal in 2018. The impairment charge had an $11 million impact on PP&E and a $1 million impact on intangible assets (refer to Note 17 and 19).
C. 2017

Sundance Unit 1
In the second quarter of 2017, the Corporation recognized an impairment charge on Sundance Unit 1 in the amount of $20 million, due to the Corporation’s decision to early retire Sundance Unit 1. Previously, the Corporation had expected Sundance Unit 1 to operate in the merchant market in 2018 and 2019 and therefore remain within the Alberta Merchant CGU. The impairment assessment was based on value in use and included the estimated future cash flows expected to be derived from the unit until its retirement on Jan. 1, 2018. Discounting did not have a material impact.

No separate stand-alone impairment test was required for Sundance Unit 2, as mothballing the unit maintained the Corporation’s flexibility to operate the Unit as part of the Corporation’s Alberta Merchant CGU to 2021.

D. Project Development Costs
During 2019, the Corporation wrote off $18 million (2018 - $23 million) in project development costs related to projects that are no longer proceeding.